Exhibit 10.7

CONTRIBUTION AND EXCHANGE AGREEMENT

This Contribution and Exchange Agreement (this “Agreement”), is made and entered into effective as of January [●], 2023 (the “Effective Date”), by and among MorningStar Partners, L.P., a Delaware limited partnership (the “Partnership”), MorningStar Oil & Gas, LLC, a Delaware limited liability company and the general partner of the Partnership (“MSOG”), MorningStar Partners II, L.P., a Delaware limited partnership (“MSP II”), and the Limited Partners (as such term is defined in the Existing Partnership Agreement (as hereinafter defined)) of the Partnership named in Schedule 1 hereto (the “Exchanging Partners”). The Partnership, MSOG, MSP II and the Exchanging Partners are sometimes referred to herein individually as a “Party” or collectively as the “Parties”. Reference is made to that certain Sixth Amended and Restated Limited Partnership Agreement of the Partnership, dated as of October 29, 2021 (the “Existing Partnership Agreement”).

RECITALS

WHEREAS, prior to and in connection with the initial underwritten public offering (the “IPO”) of common units representing limited partner interests in the Partnership (“Common Units”), the Partnership desires to undertake a series of reorganization transactions (the “Pre-IPO Reorganization”);

WHEREAS, as part of the Pre-IPO Reorganization, the board of directors of the Partnership, acting by Special Approval of the Board (as defined in the Existing Partnership Agreement), desires to effectuate an Internal Restructure (as defined in the Existing Partnership Agreement), pursuant to which, on the Effective Date (a) the Partnership’s limited partner interests are recapitalized on a one-for-25.33 basis such that each 25.33 Common Units are exchanged for one Common Unit (the “Recapitalization”), and (b) immediately following the consummation of the Recapitalization but prior to the consummation of the IPO, each existing holder of Common Units contributes such Common Units to MSP II in exchange for common units representing limited partner interests in MSP II (“MSP II Common Units”) (the “Contribution and Exchange” and, together with the Recapitalization, the “Internal Restructuring”);

WHEREAS, MSOG, in its capacity as the general partner of the Partnership, acting under power of attorney granted in Section 8.01(e) of the Existing Partnership Agreement, desires to effectuate the Internal Restructuring for and on behalf of the Exchanging Partners; and

WHEREAS, as of immediately prior to the effective time of the transactions contemplated by this Agreement (and, for the avoidance of doubt, following the Recapitalization), each of the Exchanging Partners owns the Common Units set forth opposite such Exchanging Partner’s name on Schedule 1 hereto, and such Common Units constitute all of the Common Units outstanding at the Partnership.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.    Contribution and Exchange of Common Units.

1.1.    Subject to the terms and conditions of this Agreement, on the Effective Date, effective immediately following the Recapitalization and immediately prior to the closing of the IPO (the “Effective Time”), (a) each Exchanging Partner hereby contributes, assigns, transfers and conveys to MSP II, as a contribution to the capital of MSP II, all of the right, title and interest in and to all of such Exchanging Partner’s Common Units (which shall be, with respect to each Exchanging Partner, a number of Common Units equal to the number of Common Units set forth opposite such Exchanging Partner’s name on Schedule 1 hereto) (the “Common Unit Contribution”), and (b) MSP II hereby accepts and assumes such Common Units from each such Exchanging Partner and agrees to be bound by and perform all of the duties and obligations arising after the Effective Time under the terms of the Existing Partnership Agreement with respect to the Common Units so accepted and assumed.

1.2.    Subject to the terms and conditions of this Agreement, at the Effective Time, in exchange for the Common Unit Contribution by each Exchanging Partner, MSP II hereby issues to each Exchanging Partner that number of MSP II Common Units set forth opposite such Exchanging Partner’s name on Schedule 1 hereto (such units, the “Exchanged Units”).

2.    Admission as Limited Partners.

2.1.    Effective at the Effective Time, MSP II, the Partnership and MSOG hereby acknowledge and agree that MSP II is admitted as a “Limited Partner” (as defined in the Existing Partnership Agreement) of the Partnership, with all rights, duties and powers of a Limited Partner of the Partnership and will be bound by the terms and provisions of the Existing Partnership Agreement. From and after the Effective Time, (a) the Exchanging Partners shall have no further right, title or interest in or to their respective Common Units, and (b) MSP II shall be entitled to exercise all rights, powers and privileges with respect to the Common Units.

2.2.    Contemporaneously with the execution of this Agreement, MSOG, in its capacity as the general partner of the Partnership, acting under power of attorney granted in Section 8.01(e) of the Existing Partnership Agreement, will take all such actions for and on behalf of each Exchanging Partner to admit each Exchanging Partner as a limited partner of MSP II with respect to the Exchanged Units, with all rights, duties and powers of a limited partner of MSP II.

3.    Miscellaneous.

3.1.    Further Assurances. Each Party agrees to execute such further instruments and documents, and to provide such further assurances, as may be reasonably necessary to effectuate the purposes of this Agreement.

3.2.    Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors, and assigns. Whenever, in this Agreement, a reference to any Party is made, such reference shall be deemed to include a reference to the permitted legal representatives, successors, and assigns of such Party. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person not party to this Agreement.

3.3.    Governing Law. THIS AGREEMENT, AND ANY MATTER OR DISPUTE ARISING OUT OF OR RELATED TO THIS AGREEMENT, SHALL BE CONSTRUED BY, SUBJECT TO AND GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

3.4.    Severability. If any provision or part of a provision of this Agreement is or becomes for any reason, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and/or parts thereof contained herein shall not be affected thereby and this Agreement shall, to the fullest extent permitted by law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision and/or part of such provision shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

3.5.    Entire Agreement. This Agreement, including all schedules and exhibits to this Agreement, contains the entire agreement among the parties relative to the matters contained in this Agreement and supersedes all prior contracts or agreements with respect to the subject matter hereof, whether oral or written.

3.6.    Interpretation. Unless the context clearly indicates otherwise, the singular shall include the plural and vice versa. Whenever the masculine, feminine, or neuter gender is used inappropriately in this Agreement, this Agreement shall be read as if the appropriate gender was used. The words “includes” or “including” shall mean “including without limitation.” The word “or” is not exclusive. All references to sections refer to sections of this Agreement unless otherwise specified, and all references to exhibits and schedules are to exhibits and schedules attached hereto, each of which is made a part hereof for all purposes. All definitions set forth in this Agreement are deemed applicable whether the words defined are used in this Agreement in the singular or in the plural, and correlative forms of defined terms have corresponding meanings.

3.7.    Headings and Captions. All headings and captions contained in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

3.8.    Counterparts. This Agreement may be executed in multiple counterparts, including facsimile and portable document format (PDF) counterparts, each of which shall be deemed an original for all purposes and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto constitutes the original counterpart instrument. All of these counterpart pages shall be read as though one and they shall have the same force and effect as if all of the parties had executed a single signature page.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

PARTNERSHIP

MORNINGSTAR PARTNERS II, L.P.,
a Delaware limited partnership

By:	MORNINGSTAR OIL & GAS, LLC,
a Delaware limited liability company

Its:	General Partner

By:
Name:
Title:

Signature Page to

Contribution and Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement for and on behalf of the Exchanging Partners under power of attorney granted pursuant to that certain Sixth Amended and Restated Limited Partnership Agreement of MorningStar Partners, L.P., dated October 29, 2021, such execution and delivery to be effective as of the Effective Date.

EXCHANGING PARTNERS

By:	MORNINGSTAR OIL & GAS, LLC,
a Delaware limited liability company,

as attorney-in-fact for the Exchanging Partners

By:
Name:
Title:

Signature Page to

Contribution and Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

MLP

MORNINGSTAR PARTNERS, L.P.,
a Delaware limited partnership

By:	MORNINGSTAR OIL & GAS, LLC, a Delaware
limited liability company

Its:	General Partner

By:
Name:
Title:

Signature Page to

Contribution and Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

MLP GENERAL PARTNER

MORNINGSTAR OIL & GAS, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to

Contribution and Exchange Agreement